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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 JULY 15, 1999



                            McLEODUSA INCORPORATED

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
               DELAWARE               0-20763             42-1407240

           (STATE OR OTHER          (COMMISSION         (IRS EMPLOYER
            JURISDICTION             FILE NUMBER)        IDENTIFICATION
            OF INCORPORATION)                            NUMBER)
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MCLEODUSA TECHNOLOGY PARK
6400 C STREET, S.W., P.O. BOX 3177,
CEDAR RAPIDS, IA                                 52406-3177

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)
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              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (319) 364-0000


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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

Election of Anne K. Bingaman to Board of Directors

     On July 15, 1999, McLeodUSA Incorporated (the "Company"), issued a press release announcing the election of Anne K. Bingaman to its Board of Directors. Ms. Bingaman joins the class of directors whose term expires in 2001. Enclosed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on July 15, 1999.

Second Quarter Results for 1999

     On July 26, 1999, the Company issued a press release announcing its second quarter results for 1999. Revenues were $222.7 million for the quarter ended June 30, 1999, an increase of 23 percent compared to revenues of $181.1 million for the first quarter of 1999. Net loss for the quarter was $61.4 million or $(0.41) per share compared to a net loss of $29.8 million or $(0.24) per share for the second quarter of 1998. EBITDA (earnings before interest, taxes, depreciation and amortization) for the quarter was a positive $11.1 million compared with EBITDA of $5.6 million for the quarter a year ago. Enclosed as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on July 26, 1999.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

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99.1       Press Release, dated July 15, 1999, announcing the appointment of Anne K. Bingaman to the Company's Board of Directors

99.2       Press Release, dated July 26, 1999, announcing the Company's second quarter results for 1999
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    McLeodUSA Incorporated


Date:  August 2, 1999               By:  /s/ Randall Rings
                                         -----------------------------
                                         Randall Rings
                                         Vice President, Secretary and
                                         General Counsel
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                                 EXHIBIT INDEX
                                 -------------
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                                                                                PAGE NUMBER
                                                                                IN SEQUENTIAL
EXHIBIT                                                                         NUMBERING
NUMBER                 EXHIBIT                                                  SYSTEM
---------              -------                                                  -------------
99.1                   Press Release, dated July 15, 1999,
                       announcing the appointment of Anne K. Bingaman to the
                       Company's Board of Directors

99.2 Press Release, dated July 26, 1999, announcing the Company's second quarter results for 1999
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